UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2023

EQUITY COMMONWEALTH
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-9317			04-6558834
(Commission File Number)			(IRS Employer Identification No.)

Two North Riverside Plaza, Suite 2100	Chicago	IL	60606
(Address of Principal Executive Offices)			(Zip Code)
(312) 646-2800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	EQC	New York Stock Exchange
6.50% Series D Cumulative Convertible Preferred Shares of Beneficial Interest	EQCpD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Compensatory Arrangements of Certain Officers.
On June 13, 2023, the Board of Trustees (the “Board”) of Equity Commonwealth (the “Company”) and the Compensation Committee (the “Compensation Committee”) of the Board each approved changes to the terms of outstanding equity awards held by employees of the Company, including the Company’s named executive officers, that impact the treatment of unvested awards in the event of a “qualified termination,” as such term is defined in the applicable equity award agreement. As revised, in the event of the named executive officer’s qualified termination, time-based equity awards will vest in full (rather than on a pro-rated basis) at the time of the qualified termination and performance-based equity awards will remain eligible to vest to the full extent the awards are considered earned based on the level of performance determined to have been achieved at the end of the applicable performance period (rather than vesting in a pro-rated portion). On June 13, 2023, the Board and the Compensation Committee also approved, in the event of a qualified termination of an employee, including the Company’s named executive officers, the cash payout of certain annual bonuses in recognition of the partial year of service for the year in which the termination occurs, which payment will include for the named executive officers: (i) a pro-rata portion of the annual short term incentive cash bonus based on the most recent cash bonus paid to the named executive officer, and (ii) a pro-rata portion of the named executive officer’s long-term equity target grant. The right to the treatment of unvested equity and pro-rata bonus payment, as described above, are subject to the impacted named executive officer’s execution and non-revocation of a release of claims in a form acceptable to the Company.

On June 13, 2023, the shareholders approved an amendment to the 2015 Omnibus Incentive Plan to increase the number of Common Shares of beneficial interest authorized thereunder by 1,650,000. A description of the material terms of the 2015 Omnibus Incentive Plan is disclosed in the Company’s Definitive Proxy Statement for its annual meeting of shareholders filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2023, which description is incorporated herein by reference, and the complete text of the 2015 Omnibus Incentive Plan, as amended, was attached thereto as Exhibit B.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 13, 2023, the Company held its 2023 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (i) elected 7 trustees to the Board to serve until the Company’s 2024 annual meeting of shareholders, (ii) approved, on a non-binding advisory basis, the compensation of the named executive officers, (iii) selected, on a non-binding advisory basis, one year as the frequency of the advisory vote on executive compensation, (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and (v) approved an amendment to the Equity Commonwealth 2015 Omnibus Incentive Plan. The proposals are described in the Company’s Proxy Statement. The final voting results for each proposal are set forth below.
Proposal 1: Election of Trustees

At the Annual Meeting, shareholders elected 7 trustees to the Board to serve until the 2024 annual meeting of shareholders and until their respective successors have been duly elected and qualified. The table below sets forth the voting results for each trustee nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David A. Helfand	91,829,872	3,498,450	6,685,633
Ellen-Blair Chube	91,666,776	3,661,546	6,685,633
Martin L. Edelman	91,328,110	4,000,212	6,685,633
Peter Linneman	85,993,181	9,335,141	6,685,633
Mary Jane Robertson	93,784,786	1,543,536	6,685,633
Gerald A. Spector	89,801,407	5,526,915	6,685,633
James A. Star	81,399,309	13,929,013	6,685,633

Proposal 2: Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders voted affirmatively on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
87,223,093	8,053,021	52,208	6,685,633

Proposal 3: Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s shareholders voted on a non-binding resolution to select one year as the frequency with which the Company will hold the advisory vote on executive compensation. The table below sets forth the voting results for this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
93,255,308	34,594	2,002,411	36,009	6,685,633

Based on the voting results set forth in proposal three above, the Company will continue to provide for an annual advisory “say on pay” vote on the Company’s executive compensation until the next required vote on the frequency of future “say on pay” shareholder votes or until the Company’s board of trustees otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s shareholders ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
99,179,199	2,796,248	38,508

Proposal 5: Approval of Amendment to Equity Commonwealth 2015 Omnibus Incentive Plan

At the Annual Meeting, the Company’s shareholders approved an amendment to the 2015 Omnibus Incentive Plan to increase the number of Common Shares of beneficial interest authorized thereunder by 1,650,000. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,685,288	11,562,328	80,706	6,685,633

Regulation FD Disclosures

We use any of the following to comply with our disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls, or our website. We routinely post important information on our website at www.eqcre.com, including information that may be deemed to be material. We encourage investors and others interested in the company to monitor these distribution channels for material disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY COMMONWEALTH
By:	/s/ Orrin S. Shifrin
Name:	Orrin S. Shifrin
Title:	Executive Vice President, General
Counsel and Secretary
Date: June 14, 2023